Exhibit F-14

  Wolf Creek Nuclear Operating Corporation     An Original        Dec. 31, 2001

                                   SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
                                      FOR DEPRECIATION, AMORTIZATION AND DEPLETION


 Line                                       Item                                       Total            Electric
 No.                                         (a)                                        (b)                (c)
     1                                  UTILITY PLANT
     2  In Service
     3    Plant in Service (Classified)                                              $3,088,359,341       Same
     4    Property Under Capital Leases                                                                    as
     5    Plant Purchased or Sold                                                                         Total
     6    Completed Construction not Classified
     7    Experimental Plant Unclassified
     8       TOTAL (Enter Total of lines 3 thru 7)                                    3,088,359,341
     9  Leased to Others
    10  Held for Future Use                                                                 657,178
    11  Construction Work in Progress                                                    10,529,270
    12  Acquisition Adjustments
    13       TOTAL Utility Plant (Enter Total of lines 8 thru 12)                     3,099,545,789
    14  Accum. Prov. for Depr., Amort., & Depl.                                       1,184,173,892
    15       Net Utility Plant (Enter total of line 13 less 14)                      $1,915,371,897
    16                      DETAIL OF ACCUMULATED PROVISIONS FOR
                          DEPRECIATION, AMORTIZATION AND DEPLETION
    17  In Service:
    18    Depreciation                                                               $1,173,660,209
    19    Amort. and Depl. of Producing Natural Gas Land and Land Rights
    20    Amort. of Underground Storage Land and Land Rights
    21    Amort. of Other Utility Plant                                                  10,513,683
    22       TOTAL in Service (Enter Total of lines 18 thru 21)                       1,184,173,892
    23  Leased to Others
    24    Depreciation
    25    Amortization and Depletion
    26       TOTAL Leased to Others (Enter Total of lines 24 and 25)
    27  Held for Future Use
    28    Depreciation
    29    Amortization
    30       TOTAL Held for Future Use (Enter Total of lines 28 and 29)
    31  Abandonment of Leases (Natural Gas)
    32    Amort. of Plant Acquisition Adjustment

    33       TOTAL Accumulated Provisions (Should agree with line 14 above)
               (Enter Total of lines 22, 26, 30, 31, and 32)                         $1,184,173,892


FERC FORM NO. 1 (ED. 12-89)            Page 200

  Wolf Creek Nuclear Operating Corporation     An Original        Dec. 31, 2001
                   NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157)

         1. Report below the costs incurred for nuclear fuel      arrangements, attach a statement showing the
    materials in process of fabrication, on hand, in reactor,     amount of nuclear fuel leased, the quantity used and
    and in cooling; owned by the respondent.                      quantity on hand, and the costs incurred under such
         2. If the nuclear fuel stock is obtained under leasing   leasing arrangements.

                                                                                                 Changes During Year
 Line                     Description of Item                                 Balance
 No.                                                                     Beginning of Year             Additions
                                  (a)                                           (b)                       (c)
  1     Nuclear Fuel in Process of Refinement,
        Conversion, Enrichment & Fabrication (120.1)
  2       Fabrication
  3       Nuclear Materials                                                                $0        $41,363,353
  4       Allowance for Funds Used during Construction                                  2,181            420,947
  5       Other Overhead Construction Costs                                           142,767            697,195
  6         SUBTOTAL (Enter Total of lines 2 thru 5)                                  144,948
  7     Nuclear Fuel Materials and Assemblies
  8       In Stock (120.2)                                                                  0                  0
  9       In Reactor (120.3)                                                      105,348,086                  0
  10        SUBTOTAL (Enter Total of lines 8 and 9)                               105,348,086
  11    Spent Nuclear Fuel (120.4)                                                192,713,742                  0
  12    Nuclear Fuel Under Capital Leases (120.6)
  13    (Less) Accum. Prov. for Amortization of
        Nuclear Fuel Assemblies (120.5)                                           232,590,371                  0
  14        TOTAL Nuclear Fuel Stock (Enter Total
            lines 6, 10, 11 and 12 less line 13)                                  $65,616,405
  15    Estimated Net Salvage Value of Nuclear
        Materials in line 9
  16    Estimated Net Salvage Value of Nuclear
        Materials in line 11
  17    Estimated Net Salvage Value of Nuclear
        Materials in Chemical Processing
  18    Nuclear Materials Held for Sale (157)
  19      Uranium
  20      Plutonium
  21      Other
  22        TOTAL Nuclear Materials Held for Sale
            (Enter Total of lines 19, 20 and 21)


FERC FORM NO. 1 (ED. 12-89)            Page 202

  Wolf Creek Nuclear Operating Corporation   An Original          Dec. 31, 2001
      NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157) (Continued)





            Changes During the Year
                        Other Reductions            Balance               Line
  Amortization       (Explain in a footnote)        End of Year             No.
     (d)                    (e)                        (f)
                                                                              1

                                                                              2
                                                     $41,363,353              3
                                                         423,128              4
                                                         839,962              5
                                                      42,626,443              6
                                                                              7
                                                               0              8
                                                     105,348,086              9
                                                     105,348,086             10
                                                     192,713,742             11
                                                                             12

  $36,177,859                                        268,768,230             13

                                                     $71,920,041             14

                                                                             15

                                                                             16

                                                                             17
                                                                             18
                                                                             19
                                                                             20
                                                                             21
                                                                             22

FERC FORM NO. 1 (ED. 12-89)            Page 203

    Wolf Creek Nuclear Operating Corporation    An Original       Dec. 31, 2001
                ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106)


     1. Report below the original cost of electric plant in ser-     in column (c) . Also to be included in column (c) are
  vice according to the prescribed accounts.                         entries for reversals of tentative distributions of prior
     2. In addition to Account 101, Electric Plant in Service        year reported in column (b). Likewise, if the respondent
  (Classified), this page and the next include Account 102,          has a significant amount of plant retirements which have
  Electric Plant Purchased or Sold; Account 103, Experimental        not been classified to primary accounts at the end of
  Electric Plant Unclassified; and Account 106, Completed            the year, include in column (d) a tentative distribution of
  Construction Not Classified - Electric.                            such retirements, on an estimated basis, with
     3. Include in column (c) or (d), as appropriate, corrections    appropriate contra entry to the account for accumulated
  of additions and retirements for the current or preceding year.    depreciation provision.  Include also in column (d) re-
     4. Enclose in parentheses credit adjustments of plant           versals of tentative distributions of prior year of
  accounts to indicate the negative effect of such accounts.         unclassified retirements. Show in a footnote the account
     5. Classify Account 106 according to prescribed accounts,       distributions of these tentative classifications in columns
  on an estimated basis if necessary, and include the entries        (c) and (d), including the reversals of the prior years



                                                                                       Balance at
 Line                                Account                                        Beginning of Year         Additions
 No.                                   (a)                                                 (b)                   (c)
     1                         1. INTANGIBLE PLANT
     2  (301)  Organization
     3  (302)  Franchises and Consents
     4  (303)  Miscellaneous Intangible Plant                                             $15,387,887                $1,367,671
     5         TOTAL Intangible Plant (Enter Total of lines 2, 3, and 4)                   15,387,887                 1,367,671
     6                         2. PRODUCTION PLANT
     7                      A. Steam Production Plant
     8  (310)  Land and Land Rights
     9  (311)  Structures and Improvements
    10  (312)  Boiler Plant Equipment
    11  (313)  Engines and Engine-Driven Generators
    12  (314)  Turbogenerator Units
    13  (315)  Accessory Electric Equipment
    14  (316)  Misc. Power Plant Equipment
    15         TOTAL Steam Production Plant (Enter Total of lines 8 thru 14)
    16                     B. Nuclear Production Plant
    17  (320)  Land and Land Rights                                                         7,258,691
    18  (321)  Structures and Improvements                                                868,941,236                 2,434,524
    19  (322)  Reactor Plant Equipment                                                  1,381,122,287                 1,950,227
    20  (323)  Turbogenerator Units                                                       361,051,392                   949,238
    21  (324)  Accessory Electric Equipment                                               289,359,820                   598,068
    22  (325)  Misc. Power Plant Equipment                                                133,538,212                 2,712,742
    23         TOTAL Nuclear Production Plant (Enter Total of lines 17 thru 22)         3,041,271,638                 8,644,799
    24                    C. Hydraulic Production Plant
    25  (330)  Land and Land Rights
    26  (331)  Structures and Improvements
    27  (332)  Reservoirs, Dams, and Waterways
    28  (333)  Water Wheels, Turbines, and Generators
    29  (334)  Accessory Electric Equipment
    30  (335)  Misc. Power Plant Equipment
    31  (336)  Roads, Railroads, and Bridges
    32         TOTAL Hydraulic Production Plant (Enter Total of lines 25 thru 31)
    33                      D. Other Production Plant
    34  (340)  Land and Land Rights
    35  (341)  Structures and Improvements
    36  (342)  Fuel Holders, Products, and Accessories
    37  (343)  Prime Movers
    38  (344)  Generators
    39  (345)  Accessory Electric Equipment


FERC FORM NO. 1 (ED. 12-89)            Page 204

  Wolf Creek Nuclear Operating Corporation     An Original        Dec. 31, 2001
      ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)



  tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.
     6. Show in column (f) reclassifications or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classi- fications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquistion adjustments, etc., and show in column (f)
only the offset to the debits or credits distributed in column (f) to primary account classifications.
   7. For Account 399, state the nature and use of plant included in this account and if substantial in amount submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.
   8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.




                                                    Balance at
 Retirements      Adjustments      Transfers        End of Year             Line
     (d)              (e)             (f)               (g)                  No.
                                                                              1
                                                                   (301)      2
                                                                   (302)      3
   $161,260                                         $16,594,298    (303)      4
    161,260                                          16,594,298               5
                                                                              6
                                                                              7
                                                                   (310)      8
                                                                   (311)      9
                                                                   (312)     10
                                                                   (313)     11
                                                                   (314)     12
                                                                   (315)     13
                                                                   (316)     14
                                                                             15
                                                                             16
                                                     $7,258,691    (320)     17
    $12,338                                         871,363,422    (321)     18
  3,864,082                                       1,379,208,432    (322)     19
    229,344                                         361,771,286    (323)     20
     60,136                                         289,897,752    (324)     21
  1,128,696                                         135,122,258    (325)     22
  5,294,596                                       3,044,621,841              23
                                                                             24
                                                                   (330)     25
                                                                   (331)     26
                                                                   (332)     27
                                                                   (333)     28
                                                                   (334)     29
                                                                   (335)     30
                                                                   (336)     31
                                                                             32
                                                                             33
                                                                   (340)     34
                                                                   (341)     35
                                                                   (342)     36
                                                                   (343)     37
                                                                   (344)     38
                                                                   (345)     39

FERC FORM NO. 1 (ED. 12-89)            Page 205

  Wolf Creek Nuclear Operating Corporation      An Original      Dec. 31, 2001
      ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)


                                                                                       Balance at
 Line                              Account                                         Beginning of Year       Additions
 No.                                 (a)                                                  (b)                 (c)
    40  (346)  Misc. Power Plant Equipment
    41         TOTAL Other Prod. Plant (Enter Total of lines 34 thru 40)
    42         TOTAL Prod. Plant (Enter Total of lines 15, 23, 32 and 41)              $3,041,271,638          $8,644,799
    43                      3. TRANSMISSION PLANT
    44  (350)  Land and Land Rights                                                               756
    45  (352)  Structures and Improvements                                                    555,455                   0
    46  (353)  Station Equipment                                                           22,782,978                   0
    47  (354)  Towers and Fixtures
    48  (355)  Poles and Fixtures                                                             123,948                   0
    49  (356)  Overhead Conductors and Devices                                                 83,867                   0
    50  (357)  Underground Conduit
    51  (358)  Underground Condutors and Devices
    52  (359)  Roads and Trails
    53         TOTAL Transmission Plant (Enter Total of lines 44 thru 52)                  23,547,004                   0
    54                      4. DISTRIBUTION PLANT
    55 (360) Land and Land Rights
    56 (361) Structures and Improvements
    57 (362) Station Equipment
    58 (363) Storage Battery Equipment
    59 (364) Poles, Towers, and Fixtures
    60 (365) Overhead Conductors and Devices
    61 (366) Underground Conduit
    62 (367) Underground Condutors and Devices
    63 (368) Line Transformers
    64 (369) Services
    65 (370) Meters
    66 (371) Installations on Customer Premises
    67 (372) Leased Property on Customer Premises
    68 (373) Street Lighting and Signal Systems
    69         TOTAL Distribution Plant (Enter Total of lines 55 thru 68)
    70                      5. GENERAL PLANT
    71  (389)  Land and Land Rights
    72  (390)  Structures and Improvements
    73  (391)  Office Furniture and Equipment                                               2,745,734             459,686
    74  (392)  Transportation Equipment
    75  (393)  Stores Equipment
    76  (394)  Tools, Shop and Garage Equipment
    77  (395)  Laboratory Equipment
    78  (396)  Power Operated Equipment
    79  (397)  Communication Equipment                                                        390,778                   0
    80  (398)  Miscellaneous Equipment
    81         SUBTOTAL(Enter Total of lines 71 thru 80)                                    3,136,512             459,686
    82  (399)  Other Tangible Property
    83         TOTAL General Plant (Enter Total of lines 81 and 82)                         3,136,512             459,686
    84                   TOTAL (Accounts 101 and 106)                                   3,083,343,041          10,472,156
    85  (102)  Electric Plant Purchased (See Instr. 8)
    86  (Less) (102) Electric Plant Sold (See Instr. 8)
    87  (103)  Experimental Plant Unclassified
    88         TOTAL Electric Plant in Service (Enter Total of Lines 84 thru 87)       $3,083,343,041         $10,472,156


FERC FORM NO. 1 (ED. 12-89)            Page 206

  Wolf Creek Nuclear Operating Corporation     An Original        Dec. 31, 2001
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)

                                                       Balance at
  Retirements        Adjustments    Transfers          End of Year          Line
      (d)                (e)           (f)                 (g)               No.
                                                                      (346)  40
                                                                             41
   $5,294,596                                       $3,044,621,841           42
                                                                             43
                                                              $756   (350)   44
           $0                                              555,455   (352)   45
                                                        22,782,978   (353)   46
                                                                     (354)   47
                                                           123,948   (355)   48
                                                            83,867   (356)   49
                                                                     (357)   50
                                                                     (358)   51
                                                                     (359)   52
            0                                          $23,547,004           53
                                                                             54
                                                                     (360)   55
                                                                     (361)   56
                                                                     (362)   57
                                                                     (363)   58
                                                                     (364)   59
                                                                     (365)   60
                                                                     (366)   61
                                                                     (367)   62
                                                                     (368)   63
                                                                     (369)   64
                                                                     (370)   65
                                                                     (371)   66
                                                                     (372)   67
                                                                     (373)   68
                                                                             69
                                                                             70
                                                                     (389)   71
                                                                     (390)   72
            0                                            3,205,420   (391)   73
                                                                     (392)   74
                                                                     (393)   75
                                                                     (394)   76
                                                                     (395)   77
                                                                     (396)   78
            0                                              390,778   (397)   79
                                                                     (398)   80
            0                                            3,596,198           81
                                                                     (399)   82
            0                                            3,596,198           83
    5,455,856                                        3,088,359,341           84
                                                                     (102)   85
                                                                             86
                                                                     (103)   87
   $5,455,856                                       $3,088,359,341           88


FERC FORM NO. 1 (ED. 12-89)            Page 207

  Wolf Creek Nuclear Operating Corporation    An Original         Dec. 31, 2001
                 ELECTRIC PLANT HELD FOR FUTURE USE (Account 105)

       1. Report separately each property held for future use at end of the year having an original cost of $250,000 or more. Group other items of property held for future use.
       2. For property having an original cost of $250,000 or more previously used in utility operations, now held for future use, give in column (a), in addition to other required information, the date that utility use of such property was discontinued, and the date the original cost was transferred to Account 105.


                                    Date Originally  Date Expected    Balance at
 Line    Description and Location     Included in    to be Used in       End of
 No.         of Property             This Account   Utility Service       Year
                (a)                        (b)             (c)             (d)
     1  Land and Land Rights:
     2
     3       None
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21  Other Property:
    22
    23    Reclassified from Account 107   Dec. 1985       Unknown      $657,178
    24    (KGE only)
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47 TOTAL                                                           $657,178

FERC FORM NO. 1 (ED. 12-89)            Page 214

  Wolf Creek Nuclear Operating Corporation    An Original         Dec. 31, 2001
            CONSTRUCTION WORK IN PROGRESS-ELECTRIC (Account 107)

       1. Report below descriptions and balances at end of year of projects in process of construction (107).
       2. Show items relating to "research, development, and demonstration" projects last, under a caption Research, Development, and Demonstration (see Account 107 of the Uniform System of Accounts).
       3. Minor projects (5% of the Balance End of the Year for Account 107 or $100,000, whichever is less) may be grouped.


                                                         Construction Work
Line          Description of Project                  in Progress - Electric
 No.                                                       (Account 107)
                      (a)                                       (b)
     1
     2   Outage Portion of AK Upgrade                        572,589
     3   NPIS Hardware/Software Upgrade                    2,093,176
     4   Distributed Control System to Digital               379,516
     5   Modify Service Water Piping                         101,517
     6   EGHV0015/16/53/54 Replacements                      281,139
     7   Secondary Side Rerate Study/Design                  154,161
     8   Training Facility at Post 21                      3,403,569
     9   RCP Shaft Replacement                             1,059,309
    10   Skills Training Center Mock-Ups                     258,686
    11   Miscellaneous Minor Projects (32)
            and Unapplied Engineering                      2,225,608
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
         TOTAL                                            10,529,270

FERC FORM NO. 1 (ED. 12-89)            Page 216

  Wolf Creek Nuclear Operating Corporation     An Original        Dec. 31, 2001
                             CONSTRUCTION OVERHEADS-ELECTRIC
       1. List in column (a) the kinds of overheads according to the titles used by the respondent. Charges for outside professional services for engineering fees and management or supervision fees capitalized should be shown as separate items.
       2. On page 218 furnish information concerning construction overheads.
       3. A respondent should not report "none" to this page if no overhead apportionments are made, but rather should explain on page 218 the accounting procedures employed and the amounts of engineering, supervision and administrative costs, etc., which are directly charged to construction.
       4. Enter on this page engineering, supervision, administrative, and allowance for funds used during construction, etc., which are first assigned to a blanket work order and then prorated to construction jobs.


 Line                                                       Total Amount Charged
 No.                     Description of Overhead                 for the Year
                                   (a)                                (b)
     1
     2  Labor - Pension, Benefits, and Payroll Taxes Overheads         $675,945
     3  Material Issues Overheads                                       896,917
     4  Construction Proration Overheads                              2,149,440
     5  Allowance for Funds Used During Construction (KGE)               91,675
     6  Allowance for Funds Used During Construction (KCPL)              57,158
     7     (See Page 218 for explanatory information)
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46  TOTAL                                                        $3,871,135

FERC FORM NO. 1 (ED. 12-89)            Page 217

  Wolf Creek Nuclear Operating Corporation     An Original        Dec. 31, 2001
           GENERAL DESCRIPTION OF CONSTRUCTION OVERHEAD PROCEDURE

        1. For each construction overhead explain: (a) the nature and extent of work, etc., the overhead charges are intended to cover, (b) the general procedure for determining the amount capitalized, (c) the method of distribution to con- struction jobs, (d) whether different rates are applied to different types of construction, (e) basis of differentiation in rates for different types of construction, and (f) whether the overhead is directly or indirectly assigned.
        2. Show below the computation of allowance for funds used during construction rates, in accordance with the provisions of Electric Plant instructions 3 (17) of the U.S. of A.
        3. Where a net-of-tax rate for borrowed funds is used, show the appropriate tax effect adjustment to the compu- tations below in a manner that clearly indicates the amount of reduction in the gross rate for tax effects.


     1. Labor overheads are calculated based on a percentage of costs for Pensions, Benefits, Taxes, and Injuries & Damages to total labor costs and spread to active projects on a monthly basis.
     2. Material overheads are calculated based on a percentage of salaries and expenses of storeroom, purchasing, and inventory control personnel to the total material issues and spread to active projects on a monthly basis.
     3. Construction overheads are calculated based on a study of indirect charges and prorated based on charges to active projects.

     4. (a) Allowance for funds used during construction has been applied to all construction costs on 2001 projects costing more than $25,000 where the construction period continues into two or more months, except those for purchases of equipment which are available for service upon receipt.
            (b) The allowance computation period is from the month of the first charge to the inservice month of the project.
            (c) The average AFUDC rate was  8.12% in 2001 for Kansas Gas and
                Electric Company and 6.81% for Kansas City Power & Light Company. Kansas Electric Power Cooperative, Inc. did not capitalize any interest during 2001.


         COMPUTATION OF ALLOWANCE FOR FUNDS USED DURING CONSTRUCTION RATES

         For line 1(5), column (d) below, enter the rate granted in the last rate proceeding. If such is not available, use the average rate earned during the preceding three years.

     1.  Components of Formula
          (Derived from actual book balances and actual cost rates):
                                                   Capitalization     Cost Rate
          Line     Title                  Amount   Ratio (Percent)    Percentage
           No.      (a)                     (b)         (c)               (d)
          (1)  Average Short-Term Debt      S
          (2)  Short-Term Interest                                         s
          (3)  Long-Term Debt               D                              d
          (4)  Preferred Stock              P                              p
          (5)  Common Equity                C                              c
          (6)  Total Capitalization                    100%
          (7)  Average Construction Work
                 in Progress Balance        W

     2. Gross Rate for Borrowed Funds

              S                D               S      N/A      Each owner will
          s (---)  +  d (------) (1 -  ---)                    provide its own
              W              D+P+C             W              AFUDC computation.




     3. Rate for Other Funds
              S               P            C
      [1 -  ---] [p (-----)  +  c (-----)]
              W         D+P+C            D+P+C

     4. Weighted Average Rate Actually Used for the Year:
            a. Rate for Borrowed Funds -
            b. Rate for Other Funds -

FERC FORM NO. 1 (ED. 12-89)            Page 218

  Wolf Creek Nuclear Operating Corporation    An Original         Dec. 31, 2001
  ACCUMULATED PROVISION FOR DEPRECIATION OF ELECTRIC UTILITY PLANT (Account 108)

      1. Explain in a footnote any important adjustments during the year.
      2. Explain in a footnote any difference between the amount for book cost of plant retired, line 11, column (c), and that reported for electric plant in service, pages 204-207, column (d), excluding retirements of non-depreciable property.
      3. The provisions of Account 108 in the Uniform System of
  Accounts require that retirements of depreciable plant be recorded when such plant is removed from service. If the respondent has a significant amount of plant retired at year end which has not been recorded and/or classified to the various reserve functional classifications, make preliminary closing entries to tentatively functionalize the book cost of the plant retired. In addition, include all costs included in retirement work in progress at year end in the appropriate functional classifications.
      4. Show separately interest credits under a sinking fund or similar method of depreciation accounting.


              Section A. Balances and Changes During Year


 Line                    Item                         Total          Electric Plant   Electric Plant Held     Electric Plant
 No.                                                 (c+d+e)           in Service      for Future Use        Leased to Others
                         (a)                           (b)                 (c)               (d)                   (e)
     1  Balance Beginning of Year                  $1,092,744,022      $1,092,744,022
     2  Depreciation Provisions for Year,
        Charged to
     3     (403) Depreciation Expense                  86,563,020          86,563,020
     4     (413) Exp. of Elec. Plt. Leas. to Others
     5     Transportation Expenses-Clearing
     6     Other Clearing Accounts
     7     Other Accounts (Specify):
     8
     9        TOTAL Deprec. Prov. for Year
              Enter Total of lines 3 thru 8)           86,563,020          86,563,020
    10  Net Charges for Plant Retired:
    11     Book Cost of Plant Retired                   5,294,596           5,294,596
    12     Cost of Removal                                474,823             474,823
    13     Salvage (Credit)                               122,586             122,586
    14        TOTAL Net Chrgs. for Plant Ret.           5,646,833           5,646,833
              (Enter Total of lines 11 thru 13) 15 Other Debit or Credit Items
    (Describe):
    16
    17        Balance End of Year (Enter Total of
              lines 1, 9, 14, 15, and 16)          $1,173,660,209      $1,173,660,209
              Section B. Balances at End of Year According to Functional Classifications
    18  Steam Production
    19  Nuclear Production                        Accumulated depreciation is not recorded on a functional basis.
    20  Hydraulic Production - Conventional       However, over 99% is under nuclear production.
    21  Hydraulic Production - Pumped Storage
    22  Other Production
    23  Transmission
    24  Distribution
    25  General
    26      TOTAL (Enter Total of lines 18 thru 25)$1,173,660,209      $1,173,660,209


FERC FORM NO. 1 (ED. 12-89)            Page 219

  Wolf Creek Nuclear Operating Corporation   An Original          Dec. 31, 2001
                     MATERIALS AND SUPPLIES
       1. For Account 154, report the amount of plant materials and operating supplies under the primary functional class- ifications as indicated in column (a); estimates of amounts by function are acceptable. In column (d), designate the department or departments which use the class of material.
       2. Give an explanation of important inventory adjust- ments during the year (in a footnote) showing general classes of material and supplies and the various accounts (operating expenses, clearing accounts, plant, etc.) affected - debited or credited. Show separately debits or credits to stores expense-clearing, if applicable.


                                                                                             Department or
                                                              Balance                         Departments
Line                             Account                   Beginning of       Balance           Which
 No.                                                            Year         End of Year      Use Material

                                    (a)                         (b)              (c)              (d)
 1  Fuel Stock (Account 151)                                  $299,250         $292,176        Electric
 2  Fuel Stock Expenses Undistributed (Account 152)                                              Only
 3  Residuals and Extracted Products (Account 153)
 4  Plant Materials and Operating Supplies (Account 154)
 5    Assigned to - Construction (Estimated)
 6    Assigned to - Operations and Maintenance
 7       Production Plant (Estimated)
 8       Transmission Plant (Estimated)
 9       Distribution Plant (Estimated)
10    Assigned to - Other
11       TOTAL Account 154 (Total of lines 5 thru 10)       34,773,178       37,650,172
12  Merchandise (Account 155)
13  Other Materials and Supplies (Account 156)
14  Nuclear Materials Held for Sale (Account 157)
    (Not applicable to Gas Utilities)
15  Stores Expense Undistributed (Account 163)                 652,452          737,833
16
17
18
19
20       TOTAL Materials and Supplies (per Balance Sheet)  $35,724,880      $38,680,181


FERC FORM NO. 1 (ED. 12-89)            Page 227